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                            PAINEWEBBER STRATEGY FUND
               Supplement to the Prospectus dated February 1, 2001


                                                                    May 11, 2001


Dear Investor,

     This is a supplement to the prospectus of the PaineWebber Strategy Fund.


     In the section titled "Principal Investment Strategies" on page 3, please note the following changes:

o add the following sentence at the end of the first paragraph:

     "Recently, there have been (and are expected to continue to be) a number of foreign companies included on the Highlighted Stocks list."

o replace the sixth paragraph with the following:

     "Additions to and deletions from the Highlighted Stocks list based on the current investment themes are made by the UBS Warburg Global Sector Coordinators and Sector Strategists in consultation with the Global Investment Strategy Group. The stocks included on the Highlighted Stocks list typically carry a "strong buy" or "buy" rating by UBS Warburg. A stock will automatically be removed from the Highlighted Stocks list if that stock is downgraded by UBS Warburg to "hold," "reduce" or "sell." As of May 1, 2001, the Highlighted Stocks list consisted of 50 stocks. Stocks are added to or deleted from the Highlighted Stocks list usually at the beginning of a month, but revisions may also be made on other days."

     In the section "Additional Information About the Highlighted Stocks list" on page 15, replace the first paragraph with the following:

     "The Highlighted Stocks list was created by UBS PaineWebber Inc. and is currently maintained by the Global Investment Strategy Group at UBS Warburg. That list, as well as the investment themes, changes regularly. While the companies on the list generally have been relatively large, well known U.S. companies, the list is not restricted to those types of companies. Recently, there have been (and are expected to continue to be) a number of foreign companies included on the Highlighted Stocks list."


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